UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 15, 2015
Date of Report (date of earliest event reported)

MyDx, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square, Suite B San Diego, CA 92121
(Address of principal executive offices)

(800) 814-4550
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events.

Attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are the condensed financial statements (unaudited) as of March 31, 2015 and December 31, 2014, and for the three months ended March 31, 2015 and 2014, for CDx, Inc., a wholly owned subsidiary of MyDx, Inc.

Item 9.01.           Financial Statements and Exhibits.

(d)         Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Condensed financial statements (unaudited) as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014 for CDx, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MyDx, Inc.

Date: June 15, 2015	By:	/s/ Thomas L. Gruber
Thomas L. Gruber, Chief Financial Officer

3